William Farber
                                32640 Whatley
                           Franklin, Michigan 48025



                               November 1, 1996


Mr. Jeffrey Moshal
Lannett Company, Inc.
9000 State Road
Philadelphia, Pennsylvania 19136


        Re: Loan Agreement between William Farber ("Lender") and Lannett Company, Inc., a Delaware corporation ("Borrower") dated August 30, 1991, as amended by Amendment #1 to Loan Agreement dated as of March 15, 1993, and by letter agreements dated August 1, 1994, May 15, 1995, December 31, 1995, June 30, 1996 and November 1, 1996.


Dear Jeffrey:

        This letter confirms that the Maturity Date (as defined in the Loan Agreement) for the Revolving Credit Loan is extended to December 31, 1998. This letter also confirms that the Lender will not declare an Event of Default under the Loan Agreement or any promissory note or other document executed and delivered in connection with the Loan Agreement if Borrower fails to pay interest accrued from April 1, 1995 to June 30, 1996 on the Revolving Credit Loan (as defined in the Loan Agreement) or the Term Loan (as defined in the Loan Agreement) in monthly installments as currently provided in the Loan Agreement; provided that (i) Borrower pays such accrued interest in two equal monthly installments, on June 30, 1997, and June 30, 1998.


                              Very Truly Yours,

                            By: /s/ William Farber
                               -------------------
                                William Farber


AGREED TO AND ACCEPTED:

LANNETT COMPANY, INC.


By: /s/ Jeffrey M. Moshal
   ----------------------
     Jeffrey M Moshal, Vice President - Finance and Treasurer

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